UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported) June 30, 2008

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2008, Build-A-Bear Workshop, Inc. (the “Company”) entered into an Agreement for Logistics Services (the “Agreement”) with HA Logistics, Inc. (“HA Logistics”).  Under the Agreement, HA Logistics will provide logistics services to manage outbound transportation and distribution of the Company’s product from Groveport, Ohio to the Company’s stores in the United States. In consideration of the services to be performed by HA Logistics, the Company will pay HA Logistics certain fixed fees. HA Logistics commenced services on June 30, 2008 and the initial term of the Agreement will terminate June 30, 2010. The term will automatically be extended for a period of one year unless terminated sooner pursuant to the Agreement. The Agreement is non-exclusive and the Company remains free to obtain similar services as those provided by HA Logistics from other providers. During the term of the Agreement and for a period of one year after its termination, the Company agreed that it will not directly or indirectly solicit the employment of any person employed by HA Logistics or its affiliates.

A copy of the Agreement is furnished as Exhibit 10.1 hereto and is incorporated by reference herein. The description of the Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1+	Agreement for Logistics Services between Build-A-Bear Workshop, Inc. and HA Logistics, Inc. dated June 30, 2008

+A request for confidential treatment has been made to the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: July 3, 2008	By:	/s/ Scott Seay
Name: Scott Seay Title: President and Chief Operating Bear

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1+	Agreement for Logistics Services between Build-A-Bear Workshop, Inc. and HA Logistics, Inc. dated June 30, 2008

+A request for confidential treatment has been made to the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

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